Exhibit 99.2

Galaxy and Sharplink Plan to Launch First of its Kind, Institutional Onchain Yield Fund with $125 Million in Commitments

Proposed partnership designed to make Sharplink’s Ethereum treasury even more productive in institutional onchain yield fund managed by Galaxy

NEW YORK — May 11, 2026 — Galaxy Digital Inc. (Nasdaq: GLXY) and Sharplink Inc. (Nasdaq: SBET) today announced their entry into a non-binding memorandum of understanding, subject to definitive documentation, regarding the formation of the Galaxy Sharplink Onchain Yield Fund, LP, (the “Fund”), a private investment vehicle that will deploy capital across decentralized finance liquidity protocols and other onchain yield-generating strategies. Galaxy will serve as investment manager.

The Fund, planned to launch in the coming weeks, will receive commitments totaling $125 million, consisting of $100 million from Sharplink’s staked Ethereum treasury and $25 million from Galaxy.

The Fund will pursue a strategy designed to capture high-yielding opportunities in blockchain-based financial markets by allocating to promising applications. The structure is built to allow Sharplink to preserve its core Ethereum exposure while putting balance-sheet capital to productive use — extending the role of digital asset treasuries beyond passive holding and into actively managed onchain strategies.

Protocol selection, exposure sizing, and ongoing monitoring are governed by Galaxy’s institutional research and risk management framework — the same discipline applied across the firm’s lending, trading, and asset management businesses, and a defining feature of how Galaxy has operated onchain across multiple market cycles. Galaxy has been actively deploying hundreds of millions of dollars of capital onchain since 2020 and is among the largest publicly traded companies actively allocating to onchain strategies today.

“Institutional capital is moving onchain, and the infrastructure to support it has matured to a point where allocators can access yield, liquidity, and risk management with the same rigor they expect in traditional markets,” said Mike Novogratz, Founder and CEO of Galaxy. “Sharplink has built one of the most significant Ethereum treasuries among public companies, and we’re proud to partner with them to put that capital to work in a strategy designed to compound their core position.”

Sharplink CEO Joseph Chalom said, “Sharplink’s strategy has always been to make our ETH maximally productive while upholding the highest standard of risk management. This fund is the clearest expression of that conviction. By partnering with Galaxy to deploy a portion of our staked Ethereum treasury into institutional onchain yield strategies, we aim to compound our treasury while contributing to the deepening of the onchain financial ecosystem. Galaxy’s institutional infrastructure and Sharplink’s treasury scale are a natural fit. This partnership will prove to be a direct demonstration of what it looks like when public company capital meets onchain finance with discipline and institutional standards.”

“The structure of this fund reflects Sharplink’s ideal framework for active capital allocation,” added Matthew Sheffield, Sharplink’s Chief Investment Officer. “We aim to preserve our core staked Ethereum exposure while generating excess returns that accrues back to our shareholders. Galaxy’s research, investment diligence and risk management infrastructure demonstrated a rigorous commitment to the institutional standards Sharplink embodies. This marks an extension of our treasury strategy into more active strategies, aimed at providing sustainable term structures to great projects. Generating yield while aiming to be a positive force in the ecosystem continues to be our goal.”

About Galaxy

Galaxy Digital Inc. (Nasdaq: GLXY) is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and artificial intelligence. Our digital assets platform offers institutional access to trading, advisory, asset management, staking, self-custody, and tokenization technology. In addition, we develop and operate cutting-edge data center infrastructure to power AI and HPC workloads. Our 1.6 GW Helios campus in Texas positions Galaxy among the largest and fastest-growing data center developers in North America. The Company is headquartered in New York City, with offices across North America, Europe, the Middle East, and Asia. Additional information about Galaxy’s businesses and products is available on www.galaxy.com.

About Sharplink

Sharplink is a leading institutional-grade Ethereum treasury platform designed to give public market investors smarter, more productive exposure to ETH. Ethereum underpins the majority of global stablecoin, tokenized real-world assets and decentralized finance settlement, making ETH a unique native yield generation and long-term network growth opportunity. In addition to its Ethereum treasury platform, Sharplink operates an online affiliate marketing business. Sharplink was founded in 2019 and is headquartered in Miami, Florida. Learn more at www.sharplink.com.

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CAUTION ABOUT FORWARD-LOOKING STATEMENTS

The information in this document may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended and “forward-looking information” under Canadian securities laws (collectively, “forward-looking statements”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including with respect to the formation, launch, investment strategy, expected returns and operation of the Fund. Statements that are not historical facts, including statements about the Fund, its anticipated investment strategy, expected commitments, targeted yield opportunities, and onchain business, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “aim,” “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this document are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) risks related to our blockchain infrastructure and staking business; (2) any delay or failure in successfully integrating the acquired company; (3) changes in applicable laws or regulations, including laws and regulations applicable to digital assets, decentralized finance protocols, staking, and onchain yield strategies; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) changes or events that impact the cryptocurrency and AI/HPC industry, including potential regulation, that are out of our control; (6) the risk that our business will not grow in line with our expectations or continue on its current trajectory; (7) the possibility that our addressable market is smaller than we have anticipated and/or that we may not gain share of it; (8) any delay or failure to consummate the business mandates or achieve its business pipeline goals; (9) liquidity or economic conditions impacting our business; (10) technological challenges, cyber incidents or exploits; (11) risks related to the formation, launch and operation of the Fund, including the risk that the Fund may not launch on the anticipated timeline or at all, that commitments may not be funded, that the Fund may not achieve its investment objectives, and that the Fund’s strategies may result in losses; (12) risks related to decentralized finance protocols, including smart contract vulnerabilities, protocol failures, liquidity risks, impermanent loss, governance risks, regulatory uncertainty, and the potential for total loss of capital deployed onchain; (13) risks related to the volatility of digital asset prices, including Ethereum, which may materially and adversely affect the value of the Fund’s holdings and Sharplink’s treasury; (14) counterparty, custodial, and operational risks associated with onchain transactions and decentralized finance protocols; and (15) those other risks contained in filings we make with the Securities and Exchange Commission (the “SEC”) from time to time, including in our Quarterly Report on Form 10-Q, available at www.sec.gov. Factors that could cause actual results to differ materially from those described in such forward-looking statements include, but are not limited to, a decline in the digital asset market or general economic conditions; a delay or failure in developing infrastructure for our business or our businesses achieving our mandates; delays in integration of the acquired business; changes in applicable law or regulation and adverse regulatory developments; smart contract exploits or failures in decentralized finance protocols in which the Fund invests; and changes in the price of Ethereum or other digital assets that materially affect the value of Sharplink’s treasury or the Fund’s holdings. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Except as required by law, we assume no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

CONTACTS AT GALAXY

Investor Relations Contact	Media Relations Contact

Jonathan Goldowsky	Michael Wursthorn
Investor.Relations@galaxy.com	media@galaxy.com

CONTACTS AT SHARPLINK, INC.

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza | Elevate IR

Phone: (720) 330-2829

Email: ir@sharplink.com

Media Contact

Email: media@sharplink.com

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